UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

LIQUIDIA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38601	20-1926605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On June 5, 2020, Liquidia Technologies, Inc., a Delaware corporation (the “Company”), announced that on June 4, 2020, United Therapeutics Corporation, a Delaware corporation (“UTC”), filed a complaint for patent infringement against the Company in the U.S. District Court for the District of Delaware asserting infringement by the Company of U.S. Patent Nos. 9,604,901 (the “’901 Patent”) and 9,593,066 (the “’066 Patent”) relating to UTC’s Tyvaso®, a nebulized treprostinil solution for the treatment of pulmonary arterial hypertension (PAH). UTC’s complaint is in response to the Company’s New Drug Application (the “LIQ861 NDA”) filed with the U.S. Food and Drug Administration (FDA) requesting approval to market LIQ861, a dry powder inhalation of treprostinil for the treatment of PAH. The LIQ861 NDA was filed under the 505(b)(2) regulatory pathway with Tyvaso® as the reference listed drug. Under the Hatch-Waxman Act, the FDA is automatically precluded from approving the LIQ861 NDA for up to 30 months, absent an earlier judgment unfavorable to UTC by the court.

Although the Company believes its LIQ861 dry powder inhaler (DPI) for the treatment of PAH is highly differentiated from Tyvaso®, since the Company is seeking approval of the LIQ861 NDA under the 505(b)(2) regulatory pathway, the LIQ861 NDA is subject to the provisions of the Hatch-Waxman Act.

The Company previously filed two petitions for inter partes review (IPR) before the Patent Trial and Appeal Board (PTAB) of the United States Patent and Trademark Office (USPTO), pursuant to which the Company is seeking a determination that all claims in the ‘066 Patent and the ‘901 Patent are invalid. Both the ‘066 Patent and the ‘901 Patent are continuation patents of U.S. Patent No. 8,497,393 which was granted to UTC and subsequently invalidated by the USPTO in an IPR instituted in 2016 by SteadyMed Ltd. A determination by the PTAB to institute the petitions is expected before the end of the third quarter of 2020, and a final written decision determining the validity of the challenged claims of the ‘066 Patent and the ‘901 Patent, if the petitions are instituted by the PTAB, is expected within 12 months from institution. The Company believes it is positioned well for a favorable outcome in the IPR processes invalidating the ‘066 and ‘901 patents.

A copy of the press release announcing the filing of UTC’s complaint against the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including statements regarding the Company’s future results of operations and financial position, the Company’s strategic and financial initiatives, the Company’s business strategy and plans and the Company’s objectives for future operations, are forward-looking statements. Such forward-looking statements, including statements regarding clinical trials, clinical studies and other clinical work (including the funding therefor, anticipated patient enrollment, safety data, study data, trial outcomes, timing or associated costs), regulatory applications and related timelines, including potential FDA approval of the LIQ861 NDA and the Company’s current litigation with UTC, the timeline related to the Company’s two petitions for inter partes review with the PTAB, and the Company’s ability to execute on its strategic or financial initiatives, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in the Company’s filings with the Securities and Exchange Commission, including the impact of the coronavirus (COVID-19) outbreak on the Company and its financial condition and results of operations, as well as a number of uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment and its industry has inherent risks. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can it assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the future events discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that these goals will be achieved, and the Company undertakes no duty to update its goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibit
99.1	Press Release of Liquidia Technologies, Inc., dated June 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 5, 2020	Liquidia Technologies, Inc.

	By:	/s/ Richard D. Katz, M.D.
Name: Richard D. Katz, M.D.
Title: Chief Financial Officer